EXHIBIT 10.4

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 19, 2026 (the “Third Amendment Effective Date”), is among PEDEVCO CORP., a Texas corporation (the “Borrower”), CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), each Guarantor party hereto and each Lender party hereto.

RECITALS

A. The Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of October 31, 2025 (as the same has been or may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested, and the Administrative Agent and the Lenders have agreed, subject to the terms hereof, to certain amendments or modifications to the terms of the Credit Agreement, as more fully set forth herein.

Section 1. Amendments to Credit Agreement.

(a) Each of the following definitions is hereby added to Section 1.02 of the Credit Agreement, in proper alphabetical order, to read in its entirety as follows:

“Third Amendment Effective Date” means May 19, 2026.

(b) Annex I of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Annex I hereto.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 2. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. In addition, for the purposes of this Amendment, each of the following terms shall have the following meanings:

Section 3. Effectiveness. Upon the satisfaction of the following conditions precedent, this Amendment shall become effective as of the Third Amendment Effective Date:

(a) the Administrative Agent shall have received counterparts to this Amendment duly executed by a duly authorized officer of the Borrower, each Guarantor and each Lender;

(b) the Administrative Agent shall have received reimbursement for all of its costs and expenses incurred by it prior to or in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the fees, charges and disbursements of counsel to the Administrative Agent; and

(c) Administrative Agent shall have received such other certificates, documents, or instruments as the Administrative Agent may reasonably require.

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Page 1

Section 4. Borrowing Base and Elected Commitments.

(a) The parties hereto agree that (i) this Amendment shall serve as (A) the Proposed Borrowing Base Notice pursuant to the requirements of Section 2.07(c)(ii) of the Credit Agreement and (B) the New Borrowing Base Notice pursuant to the requirements of Section 2.07(d) of the Credit Agreement, and (ii) the next Scheduled Redetermination of the Borrowing Base will be the July 2026 Redetermination pursuant to Section 2.07(b)(i) of the Credit Agreement.

(b) Effective as of the Third Amendment Effective Date, the Borrowing Base is hereby increased to $125,000,000. The Borrowing Base as reaffirmed hereby will remain in effect until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the date next adjusted in accordance with the Credit Agreement.

(c) Effective as of the Third Amendment Effective Date, the Aggregate Elected Commitment Amount is $125,000,000. The Aggregate Elected Commitment Amount will remain in effect until next adjusted in accordance with the Credit Agreement.

Section 5. Adjustment of Maximum Credit Amounts and Applicable Percentages of Lenders. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts, Applicable Percentages and Elected Commitments as set forth on Annex I attached hereto, and the Administrative Agent and the Borrower hereby consent to such reallocation. The Administrative Agent, the Lenders and the Borrower hereby waive (a) any requirement that an Assignment and Assumption or any other documentation be executed in connection with such reallocation, and (b) the payment of any processing and recordation fee to the Administrative Agent. Notwithstanding the foregoing, the reallocation of the Maximum Credit Amounts, Applicable Percentages and Elected Commitments among the Lenders shall be deemed to have been consummated pursuant to the terms of an Assignment and Assumption attached as Exhibit G to the Credit Agreement as if the Lenders had executed an Assignment and Assumption (including the Annex 1 attached thereto) with respect to such reallocation. On the Agreement Effective Date, the Maximum Credit Amount, Applicable Percentage and Elected Commitment of each Lender shall be as set forth on Annex I attached to this Agreement.

Section 6. Representations and Warranties. Before and after giving effect to this Amendment, the Borrower hereby confirms that (a) the representations and warranties of each Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing. The execution, delivery, and performance by each Loan Party of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of such Person and do not violate any contractual or other obligation by which such Person is bound.

Section 7. Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, each Loan Party acknowledges and agrees that (a) the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of such Person under the Loan Documents to which such Person is a party, (b) each Loan Document to which such Person is a party shall remain in full force and effect and shall each continue to be the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, and (c) it has no claims or offsets against, or defenses or counterclaims to, any of the Loan Documents.

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Section 8. Effect of Amendment. Without limiting the generality of the foregoing, the consent, waiver and modifications set forth herein shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties to, or an amendment of, any other term, provision, condition or covenant of the Credit Agreement or other Loan Documents, other than as specifically set forth herein; or (ii) to prejudice any right or remedy that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected hereby. This Amendment shall constitute a Loan Document for all purposes.

Section 9. Confirmation of Security and Guaranty. Each Loan Party hereby confirms and agrees that all of the Security Instruments that presently secure the Secured Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement as modified by this Amendment. Each Loan Party further confirms and agrees that the Guaranty Agreement that presently guarantees the Secured Obligations shall continue to guarantee, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement as modified by this Amendment.

Section 10. Incorporation of Certain Provisions by Reference. The provisions of Section 12.09 of the Credit Agreement captioned “GOVERNING LAW; JURISDICTION; ETC.” and of Section 12.10 of the Credit Agreement captioned “Waiver of Jury Trial” are incorporated herein by reference, mutatis mutandis, for all purposes.

Section 11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

Section 12. Entirety. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:

PEDEVCO CORP.

By:	/s/ Robert Long
Name:	Robert Long
Title:	Chief Financial Officer and Treasurer

GUARANTORS:

PACIFIC ENERGY DEVELOPMENT CORP.
PRH HOLDINGS LLC
RED HAWK PETROLEUM, LLC
RIDGEWAY ARIZONA OIL CORP.
SRPT ACQUISITION, LLC
CENTURY OIL AND GAS SUB-HOLDINGS, LLC
NAVIGATION POWDER RIVER, LLC
NPR INTERMEDIATE, LLC
NPR INVESTMENT HOLDINGS, LLC
PINE HAVEN RESOURCES, LLC
PHR INTERMEDIATE, LLC
PHR INVESTMENT HOLDINGS, LLC
CENTURY OIL AND GAS, LLC
CENTURY OIL AND GAS SOUTH, LLC
COG INTERMEDIATE, LLC
COG INVESTMENT HOLDINGS, LLC
NORTH PEAK OIL & GAS, LLC
NORTH SILO RESOURCES, LLC
LONGS PEAK RESOURCES, LLC
MOUNTAIN CRYPTO, LLC
LPR INTERMEDIATE, LLC
LPR INVESTMENT HOLDINGS, LLC
LPR INVESTMENTS NORTH, LLC
LPR INVESTMENTS SOUTH, LLC

By:	/s/Robert Long
Name:	Robert Long
Title:	Chief Financial Officer and Treasurer

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

CITIBANK, N.A.,
as Administrative Agent

By:	/s/Paul Colon
Name:	Paul Colon
Title:	Director

LENDERS:

CITIBANK, N.A.,
as a Lender and Issuing Bank

By:	/s/Paul Colon
Name:	Paul Colon
Title:	Director

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

LENDERS:

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Managing Director

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

LENDERS:

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
as a Lender

By:	/s/Cameron Burns
Name:	Cameron Burns
Title:	Vice President

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

LENDERS:

MIDFIRST BANK,
as a Lender

By:	/s/Morgan Henry
Name:	Morgan Henry
Title:	SVP

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LENDERS:

FIRST INTERNATIONAL BANK & TRUST,
as a Lender

By:	/s/Drew Flaagan
Name:	Drew Flaagan
Title:	VP

THIRD AMENDMENTTO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment as of Third Amendment Effective Date
Citibank, N.A.	30.000000000%	$75,000,000.00	$37,500,000.00
Fifth Third Bank, National Association	25.000000000%	$62,500,000.00	$31,250,000.00
Zions Bancorporation, N.A. dba Amegy Bank	20.000000000%	$50,000,000.00	$25,000,000.00
MidFirst Bank	16.666666667%	$41,666,666.67	$20,833,333.33
First International Bank & Trust	8.333333333%	$20,833,333.33	$10,416,666.67

TOTAL:	100.000000000%	$250,000,000.00	$125,000,000.00

Annex I – Page 1